UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust

(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200

Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 – June 30, 2019

Item 1.	Reports to Stockholders.

A copy of the 2019 Semi-Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING OPPORTUNITIES

Investing for the future 2019 SEMI-ANNUAL REPORT

ECONOMIC IMPACTS

1984–PRESENT

Number of Projects	523	HIT Investment	$8.4B
Total Development Cost	$15.4B	On-Site Union Construction Work Created	171.1M HOURS
Housing and Healthcare Units Nationwide	115,223 (67% AFFORDABLE)	Total Economic Impact	$30.6B

All impact numbers in this report including jobs, wages & benefits, and other economic impacts are estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model based on HIT project data and secondary source materials. Total economic impact in 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate (hereinafter referred to as "subsidiary").

AFL-CIO HOUSING INVESTMENT TRUST

TO OUR INVESTORS

The AFL-CIO Housing Investment Trust (“HIT”) is off to a strong start for the first half of 2019. The HIT posted its highest asset level in firm history—$6.4 billion. The HIT’s core strategy of overweighting its portfolio with high credit quality multifamily investments has continued to produce competitive, risk-adjusted returns. The HIT’s absolute and relative returns were both strong with a year-to-date net return of 6.02%, versus 6.11% for the its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The declining interest rate environment and corresponding tightening of spreads benefitted the HIT and fixed income markets generally in the first six months of the year.

The HIT has continued to produce competitive fixed income returns while creating union construction jobs and investing in affordable housing projects. The HIT’s management team spent the first half of 2019 focused on strengthening its operations and enhancing the HIT’s investment authorities with the objective of building on its core competencies and expanding opportunities. We identified and implemented many operational efficiencies and have significantly reduced our operating costs which contributed to a reduction in the HIT’s expense ratio as reflected in the current prospectus. Also in the first half of 2019, the HIT obtained approval to modify its existing direct and bridge lending authorities so that the HIT will be able to deploy additional capital to investments that are intended to increase its yield and create more union construction jobs while financing additional housing projects. These changes are designed to benefit our investors by making the HIT a more competitive financier of multifamily housing while staying true to our strategy.

At the end of the second quarter, the U.S. economy marked a milestone—the current economic expansion is now the longest on record. However, continued U.S. economic expansion may be at risk as global growth appears to be slowing, combined with heightened geopolitical uncertainty. Investors seeking diversification and capital protection as part of their portfolio strategy could benefit from HIT’s strategy. We expect that investors will continue to benefit from the HIT’s unique strategy and ability to prudently invest pension capital while furthering employment opportunities for union workers. The HIT is proud of its history of generating positive impacts for communities throughout the country by investing in much needed affordable and workforce housing. Thank you for your continued support as we work to do more.

In solidarity,

Chang Suh

Chief Executive Officer and Co-Chief Portfolio Manager

PERFORMANCE OVERVIEW

(UNAUDITED)

STRONG START TO 2019

The AFL-CIO Housing Investment Trust (HIT) produced strong absolute and relative returns for the first half of 2019. For the first six months of the year, the HIT produced a gross return of 6.21% and a net return of 6.02% compared to 6.11% for the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Benchmark). For the one-year period ended June 30, the HIT produced a gross return of 8.32% and a net return of 7.90% compared to 7.87% for the Benchmark. When compared to the AAA component of the Benchmark, the HIT outperformed on a net basis for the year-to-date, 1-, 3-, 5- and 10-year periods by 122, 104, 53, 31 and 50 basis points, respectively. We believe that this component, which has similar duration and credit quality to the HIT, evidences the longer-term value of the HIT’s strategy of significantly overweighting multifamily mortgage-backed securities (MBS).

PERFORMANCE IN A RISK-SEEKING ENVIRONMENT.

Despite the erosion of global economic fundamentals in the first half of 2019, investors continued to seek higher-yielding, riskier assets. This resulted in lower interest rates and tightening of spreads, including multifamily MBS spreads, which benefitted the HIT’s relative performance. The HIT’s overweight to spread-based assets also benefitted its performance as swap spreads tightened across all maturities. At the end of June, 93.5% of the HIT’s portfolio was invested in spread-based assets, compared to 60.5% in the Benchmark. The HIT’s underweight to single-family MBS also contributed positively to its relative performance, as it was the worst-performing major sector in the Benchmark.

The HIT was able to outperform its benchmark on a gross basis even though corporate bonds posted excess returns of 391 basis points, their fourth best semiannual return relative to U.S. Treasuries on record. Corporate bonds represented 25.0% of the Barclays Aggregate, while the HIT does not invest in this sector. The HIT’s relative performance was also negatively impacted by its slightly short relative duration and its overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit rating buckets (AAA, AA, A and BBB).

MARKET ENVIRONMENT IN FIRST HALF OF 2019

The U.S. economy is now in its longest expansion on record, but momentum appears to be cooling. Economic data in the first half of the year showed a slowdown in global trade, business investment and manufacturing production. While the impacts of the fiscal stimulus and tax cuts have waned, the labor market remained healthy. The unemployment rate remained below 4% and the economy added approximately one million jobs so far year-to-date.1 More importantly, inflation and inflation expectations have fallen well below the Federal Reserve’s (Fed) target forecast of 2% and are likely to remain so in the near term. While the Fed kept the Fed Funds Rate constant at 2.25-2.5% in the first half of the year, comments by Fed Governors appear to reveal their continued commitment to near-term dovish monetary policy.

The divergence between risk-free Treasury yields and equity prices continues to widen, largely driven by two main factors. First was the prospect of the Fed easing

1. Bureau of Labor Statistics

2

PERFORMANCE OVERVIEW

(UNAUDITED) continued

monetary policy. The market is currently pricing in multiple rate cuts this year to mitigate the economic risks ahead, as inflation remains at bay. Comments by Fed Governors point to increasing amounts of uncertainty in global growth. Lack of progress around trade negotiations has also become a source of anxiety in the interest rate markets. Second, record amounts of negative-yielding global debt impacted investors’ search for yield as the stock of negative-yielding global debt exceeded $13 trillion.2 With the International Monetary Fund lowering their global growth forecast for the second time within the year, central banks around the world appear ready to join the U.S. in injecting some form of monetary stimulus to support growth in the second half of the year.

MULTIFAMILY MARKET CONDITIONS REMAIN STRONG

Demand for U.S. apartments spiked to a five-year high in the second quarter of 2019. This follows two quarters of slower-than-usual leasing and represents an 11% increase over the second quarter of 2018.3 U.S. average rents also increased by 3.2% in June compared to a year earlier.4 A significant factor fueling demand is more young adults choosing to rent rather than purchase homes. This has been attributed to various factors, including high student debt levels, the desire for mobility and flexibility, the lack of affordable homeownership options in metropolitan areas and a preference to live in or close to urban cores. All current signs indicate that demand for multifamily housing will remain strong.

SPREADS. The HIT’s government/agency multifamily MBS performed well as spreads to Treasuries tightened during the first half of 2019. Ginne Mae construction loan

2. Bloomberg L.P.

3. RealPage Inc.

4. Yardi

certificates tightened by 25 basis points and permanent loan certificates tightened by 42 basis points. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads tightened on longer maturity structures, with the benchmark 10/9.5s tightening by 6 basis points. The HIT had a combined 17.5% of its portfolio in fixed-rate single-asset Federal Housing Authority (FHA)/Ginnie Mae securities and 23.0% in fixed-rate single-asset DUS securities of various structures at the end of June, while there were no such securities in the Barclays Aggregate.

HIT’S DIRECTLY SOURCED MULTIFAMILY INVESTMENTS.

The HIT’s significant overweight to multifamily MBS (72.5% at June 30, 2019, compared to 0.8% in the Benchmark) distinguishes the fund from its core bond competitors. Construction-related securities continue to contribute to the HIT’s ability to generate competitive risk-adjusted returns and increase the HIT’s relative yield advantage compared to the Barclays Aggregate. In addition, these investments generate hours of union construction work, rehabilitate and develop affordable housing, and generate economic impacts that support the broader community.

The HIT committed $151.6 million to construction-related securities during the first half of the year. While the government shutdown in the first quarter halted U.S. Department of Housing and Urban Development approval of FHA/Ginnie Mae mortgage-backed loans, the HIT committed to four construction-related projects in the second quarter. These investments are expected to contribute positively to the portfolio while creating 1.6 million hours of union construction work and building 457 housing units, with 167 of those being affordable or workforce housing units.

3

PORTFOLIO DISTRIBUTION

As of June 30, 2019

U.S. Treasury Securities
4.08%
Cash and Cash Equivalents
2.43%
Single Family MBS
19.14%
Commercial MBS
1.83%
72.5% Multifamily
Based on value of total investments, including unfunded commitments.
Multifamily Construction MBS
10.65%
Multifamily Permanent MBS
61.87%

RISK COMPARISON

As of June 30, 2019	HIT	Barclays		HIT	Barclays
HIGH CREDIT QUALITY					
U.S. Government/Agency/AAA/Cash	95.9%	72.2%	A & Below	0.0%	24.4%
HIGHER YIELD					
Current Yield	3.23%	3.08%	Yield to Worst	2.77%	2.51%
LOWER INTEREST RATE RISK					
Effective Duration	5.55	5.92	Convexity	0.08	0.13
SIMILAR PREPAYMENT RISK					
Prepayment Protection	79%	73%	No Prepayment Protection	21%	27%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

PERFORMANCE OVERVIEW

(UNAUDITED) continued

STRATEGIC ENHANCEMENTS

In the first half of 2019, the HIT identified many operational efficiencies and made structural changes in the organization, with the intent of significantly reducing its operating costs while continuing to execute its long-standing strategy of delivering value to its participants. These changes contributed to a reduction in the HIT’s expense ratio as reflected in the current prospectus. During this time, the HIT obtained approval to modify its existing bridge lending authority to more effectively finance projects that utilize Low Income Housing Tax Credits. The modifications will give the HIT increased flexibility to fund construction-related investments and are intended to help generate additional yield for the portfolio without materially altering the HIT’s risk or credit profile. In our opinion, combining a higher relative yield target with efficiencies in costs results in an attractive investment profile.

LOOKING AHEAD

We believe the HIT is well-positioned to weather heightened future volatility and a global growth slowdown given its lack of corporate credit and overweight to government/agency/AAA credit. With FHA multifamily products trading at attractive levels, both relative to Treasuries and credit-equivalent corporate bonds, they remain a prudent opportunity to enhance yield and spread without adding any appreciable credit risk. We believe that the HIT’s specialization in agency multifamily bonds should continue to provide diversification away from corporate bonds at a time when over 50% of investment-grade corporate bonds are now BBB-rated (as a percentage of investment grade corporate bonds in the Barclays Aggregate) and earnings growth is declining.

4

2019 MULTIFAMILY INVESTMENT HIGHLIGHTS
(UNAUDITED)

Betances Senior Apartments

BRONX, NY

HIT Investment:
$52.0M

Total Development Cost:
$98.0M

Units:
152

Union Construction Work:
633,290 HOURS

The HIT is helping to finance the $98.0 million new construction of the Betances Senior Apartments development in the Bronx, NY. The eight-story project will create 152 new units of housing exclusively reserved for seniors with incomes up to 50% of the Area Median Income. There is no minimum income to qualify. Forty seven of the units will be for homeless seniors. It is located in the Mott Haven neighborhood of the Bronx in New York City. The project is being developed by Breaking Ground, New York's largest developer of supportive housing. Breaking Ground operates nearly 4,000 units of housing across New York City, along with housing in upstate New York and Connecticut.

Zvago Cooperative at Lake Superior

DULUTH, MN

HIT Investment:
$14.0M

Total Development Cost:
$18.4M

Units:
51

Union Construction Work:
176,940 HOURS

The HIT is helping to finance the $18.4 million new construction of the Zvago Cooperative at Lake Superior development in Duluth, MN. The four-story project will create 51 new units of senior housing overlooking Lake Superior. This project will be the fourth Zvago Cooperative development in Minnesota and the third financed by the HIT. There are several hospitals and medical clinics within close proximity to the development. Additionally, there are several hiking and biking trails in walking distance. The cooperative units offered at Zvago provide seniors with affordable home ownership options.

Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail.

2019 SEMI-ANNUAL REPORT

5

OTHER IMPORTANT INFORMATION

(UNAUDITED)

EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Six-Month Period Ended
	January 1, 2019	June 30, 2019	June 30, 2019*
Actual Expenses	$1,000.00	$1,060.22	$1.79
Hypothetical Expenses	$1,000.00	$1,023.06	$1.76

*	Expenses are equal to the HIT’s annualized six-month expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2019, and held for the entire period ended June 30, 2019.

Actual Expenses: The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2019” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the HIT filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The HIT’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. Participants may also obtain copies of the HIT’s Forms N-PORT and N-Q, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

2019 SPECIAL MEETING OF PARTICIPANTS

A Special Meeting of the Participants was held in Washington, D.C. on May 14, 2019. The following matter was put to a vote of the Participants at the meeting through the solicitation of proxies: to elect Harry W. Thompson as a Class II Management Trustee, to serve until the 2021 Annual Meeting of Participants or until his successor is elected and qualifies. Votes for: 3,044,596.714; votes against: 0.000; votes abstaining: 75,624.815; votes not cast: 2,342,540.297.

6

FINANCIAL STATEMENTS

JUNE 30, 2019 (UNAUDITED)

46

2019 SEMI-ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Dollars in thousands, except per share data; unaudited)

Assets
	Investments, at value (cost $6,313,854)	$6,458,605
	Cash	1,244
	Accrued interest receivable	19,107
	Receivables for investments sold	154
	Right-of-use asset	1,571
	Other assets	2,088
	Total assets	6,482,769

Liabilities
	Payables for investments purchased	29,753
	Redemptions payable	24,229
	Income distribution and capital gains payable, net of dividends reinvested of $13,338	1,450
	Refundable deposits	498
	Accrued salaries and fringe benefits	3,286
	Lease liability	1,745
	Other liabilities and accrued expenses	1,043
	Total liabilities	62,004

	Other commitments and contingencies (Note 4 of financial statements)	—

Net assets applicable to participants’ equity—
	Certificates of participation—authorized unlimited;
	Outstanding 5,647,940 units	$6,420,765

Net asset value per unit of participation (in dollars)		$ 1,136.83

Participants’ equity
	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$6,283,443
	Distributable earnings (accumulated losses)	137,322
	Total participants’ equity	$6,420,765

See accompanying Notes to Financial Statements (unaudited).

8

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2019 (dollars in thousands; unaudited)

FHA PERMANENT SECURITIES (2.2% OF NET ASSETS)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	3.65%	Dec-2037	$ 8,738	$ 8,908	$ 8,770
	3.75%	Aug-2048	3,860	3,856	3,838
	4.00%	Dec-2053	62,910	62,885	64,027
	4.79%	May-2053	5,128	5,355	5,350
	5.17%	Feb-2050	7,789	8,356	8,373
	5.35%	Mar-2047	7,054	7,063	7,070
	5.55%	Aug-2042	7,530	7,532	7,550
	5.60%	Jun-2038	2,274	2,278	2,280
	5.80%	Jan-2053	1,996	2,006	2,242
	5.87%	May-2044	1,702	1,701	1,705
	5.89%	Apr-2038	4,278	4,282	4,292
	6.20%	Apr-2052	11,280	11,277	12,961
	6.40%	Aug-2046	3,674	3,676	3,850
	6.60%	Jan-2050	3,280	3,305	3,712
	7.20%	Oct-2039	2,695	2,699	2,709
	7.50%	Sep-2032	1,196	1,193	1,203
Total FHA Permanent Securities			$135,384	$136,372	$139,932

FHA CONSTRUCTION SECURITIES (0.2% OF NET ASSETS)

	Interest Rates[1]		Maturity	Unfunded	Face	Amortized
	Permanent	Construction	Date	Commitments[2]	Amount	Cost	Value
Multifamily	4.10%	2.50%	Oct-2060	$11,000	$11,000	$11,009	$10,137
Total FHA Construction Securities				$11,000	$11,000	$11,009	$10,137

9

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019 (dollars in thousands; unaudited)

GINNIE MAE SECURITIES (23.9% OF NET ASSETS)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040–Jun-2040	$ 2,859	$ 2,889	$ 3,015
	4.50%	Aug-2040	1,806	1,840	1,945
	5.50%	Jan-2033 –Jun-2037	1,871	1,867	2,083
	6.00%	Jan-2032–Aug-2037	1,198	1,199	1,363
	6.50%	Jul-2028	49	49	55
	7.00%	Apr-2026–Jan-2030	771	774	869
	7.50%	Aug-2025–Aug-2030	386	388	433
	8.00%	Sep-2026–Nov-2030	323	327	369
	8.50%	Jun-2022–Aug-2027	190	190	207
	9.00%	Dec-2022–Jun-2025	14	14	14
	9.50%	Sep-2021–Sep-2030	21	21	24
			9,488	9,558	10,377
Multifamily	1.73%	May-2042	1,757	1,760	1,741
	2.15%	May-2056	7,031	7,017	6,918
	2.18%	May-2039	1,674	1,685	1,668
	2.20%	Jun-2056	7,505	7,488	7,351
	2.25%	Dec-2048	9,711	9,633	9,589
	2.30%	Mar-2056–Oct-2056	75,252	74,800	73,907
	2.31%	Nov-2051	7,076	7,076	6,855
	2.35%	Dec-2040–Nov-2056	16,269	16,321	15,997
	2.40%	Aug-2047	11,004	11,024	10,870
	2.43%	Nov-2038	12,012	12,058	11,989
	2.50%	Jul-2045–Mar-2057	35,761	35,768	35,152
	2.50%	Sep-2058	38,405	37,726	37,668
	2.53%	Jul-2038–Feb-2040	23,818	24,105	23,675
	2.60%	Apr-2048–Apr-2056	50,373	50,638	50,141
	2.61%	Jan-2053	51,015	51,416	50,423
	2.70%	May-2048–Jul-2058	57,832	58,209	57,994
	2.72%	Feb-2044	505	519	505
	2.79%	Apr-2049	16,542	16,710	16,577
	2.80%	Feb-2053	60,000	56,979	58,482

GINNIE MAE SECURITIES continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.80%	Dec-2059	$ 25,713	$ 25,345	$ 25,983
2.82%	Apr-2050	1,500	1,531	1,509
2.87%	Feb-2036–Dec-2043	21,268	21,483	21,307
2.89%	Mar-2046	32,000	32,201	32,227
3.00%	Feb-2041–Mar-2051	25,484	25,571	25,565
3.05%	May-2044	29,244	29,423	29,294
3.05%	May-2054	11,545	11,600	11,703
3.10%	Jan-2044–May-2059	47,960	48,152	48,567
3.11%	Jan-2049	17,025	17,655	17,314
3.13%	Nov-2040	42	43	42
3.20%	Jul-2041–Sep-2051	15,000	14,900	15,289
3.25%	Sep-2054	35,000	34,693	36,038
3.25%	Apr-2059	45,000	43,113	45,788
3.26%	Nov-2043	20,000	20,032	20,548
3.30%	May-2055–Nov-2058	30,388	30,475	31,720
3.33%	Jun-2043	15,000	15,470	15,268
3.35%	Nov-2042–Mar-2044	25,000	24,516	25,582
3.36%	Jul-2046	7,760	7,997	7,985
3.37%	Dec-2046	19,200	19,444	19,678
3.40%	Mar-2057	5,099	5,141	5,417
3.49%	Feb-2044–Aug-2058	15,281	15,753	16,176
3.50%	Feb-2051–Apr-2057	78,989	80,412	83,228
3.51%	Sep-2041	5,044	5,337	5,093
3.52%	May-2042–Apr-2051	13,805	14,084	14,226
3.53%	Apr-2042	17,376	17,995	18,558
3.55%	Apr-2057	42,259	43,372	44,440
3.57%	Nov-2044	13,693	14,071	13,880
3.60%	Jun-2057	14,002	14,531	15,066
3.61%	Sep-2052	6,500	6,740	6,785
3.62%	Dec-2057	29,269	29,820	31,296
3.67%	Nov-2035	15,541	16,128	16,553

10

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019 (dollars in thousands; unaudited)

GINNIE MAE SECURITIES continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.68%	Jun-2057	$ 27,159	$ 27,946	$ 29,260
	3.68%	Aug-2057	14,466	14,803	15,597
	3.72%	Sep-2051	6,475	6,735	6,562
	3.73%	Dec-2045	8,583	8,226	9,183
	3.75%	Apr-2046	6,836	6,853	7,035
	3.80%	Sep-2046	3,756	4,016	3,778
	3.81%	Jun-2045	17,200	17,411	17,555
	3.85%	Jan-2056	31,952	32,245	34,460
	3.91%	May-2049	4,091	4,377	4,106
	3.92%	Aug-2039	45,045	47,924	47,890
	4.10%	May-2051	3,969	4,324	4,335
	4.25%	Sep-2038	34,316	34,489	36,200
	4.29%	Mar-2053	47,116	47,393	52,005
	4.45%	Jun-2055	2,553	2,454	2,792
	4.50%	May-2038	18,210	19,648	19,275
	4.63%[3]	Sep-2037	1,500	1,465	1,503
	4.70%	Oct-2056	3,323	3,490	3,711
	4.90%[3]	Mar-2044	1,000	991	1,003
	5.25%	Apr-2037	18,365	18,360	19,314
	5.34%	Jul-2040	5,827	5,757	5,984
			1,466,271	1,476,867	1,501,175
When Issued[4]	3.53%	Jul-2054	24,000	25,695	25,750
Total Ginnie Mae Securities			$1,499,759	$1,512,120	$1,537,302

GINNIE MAE CONSTRUCTION SECURITIES (6.1% OF NET ASSETS)

	Interest Rates[1]		Maturity	Unfunded	Face	Amortized
	Permanent	Construction	Date	Commitments[2]	Amount	Cost	Value
Multifamily	3.25%	3.25%	Jun-2059	$ 2,691	$ 28,809	$ 29,443	$ 30,367
	3.34%	3.34%	Sep-2059	5,052	37,711	38,567	40,156
	3.35%	3.35%	Aug-2059	1,553	5,134	5,337	5,472
	3.38%	3.38%	Aug-2059	16,577	18,958	19,848	20,457
	3.38%	3.38%	Aug-2059	3,550	41,135	42,033	43,894
	3.38%	3.38%	Jan-2060	7,631	52,773	52,784	56,323
	3.39%	3.39%	Feb-2059	857	13,818	14,113	14,724
	3.48%	3.48%	May-2059	1,014	13,564	13,869	14,545
	3.57%	3.57%	Nov-2059	15,995	33,765	34,513	37,168
	3.60%	3.60%	May-2061	33,859	—	1,185	1,074
	3.65%	3.65%	Nov-2058	159	10,437	10,602	11,060
	3.74%	4.24%	Aug-2059	1,299	14,636	14,955	15,981
	3.75%	3.75%	Dec-2060	14,034	—	421	631
	3.78%	7.00%	Aug-2060	39,915	25	329	2,527
	4.15%	4.15%	Sep-2051	455	17,412	17,474	17,511
	4.15%	4.15%	Apr-2060	6,333	20,991	21,679	24,154
	4.19%	4.19%	May-2060	23,941	4,649	5,035	7,254
	4.20%	4.20%	Aug-2060	21,937	25,822	26,782	30,790
	4.21%	4.21%	Jun-2061	51,940	—	260	4,304
	4.29%	4.29%	Jan-2060	1,322	5,603	5,752	6,404
	4.35%	4.35%	Feb-2061	11,890	—	238	238
	4.35%	4.35%	Dec-2060	2,185	115	157	327
	4.40%	4.40%	Sep-2060	8,700	500	709	1,439
	4.53%	4.53%	Jan-2061	12,313	2,602	3,058	4,259
Total Ginnie Mae Construction Securities				$285,202	$348,459	$359,143	$391,059

11

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June 30, 2019 (dollars in thousands; unaudited)

FANNIE MAE SECURITIES (42.4% OF NET ASSETS)

			Maturity	Face	Amortized
	Interest Rate[5]		Date	Amount	Cost	Value
Single Family	2.58%	12M LIBOR+169	Oct-2042	$ 8,201	$ 8,378	$ 8,405
	2.65%	1M LIBOR+25	Mar-2037	244	241	242
	2.70%	1M LIBOR+30	Jul-2043	10,267	10,204	10,161
	2.72%	1M LIBOR+32	Jun-2037	1,301	1,302	1,296
	2.75%	1M LIBOR+35	Mar-2043–Nov-2047	41,441	41,458	41,115
	2.78%	1M LIBOR+38	Nov-2042	5,176	5,177	5,145
	2.80%	1M LIBOR+40	Apr-2037–Oct-2044	13,712	13,734	13,655
	2.85%	1M LIBOR+45	Oct-2042	7,473	7,514	7,460
	2.86%	1M LIBOR+46	Oct-2042	4,502	4,521	4,507
	2.90%	1M LIBOR+50	Dec-2040–Feb-2043	27,296	27,229	27,327
	2.92%	1M LIBOR+52	Jun-2042	3,149	3,165	3,154
	2.95%	1M LIBOR+55	Mar-2042	7,108	7,120	7,130
	2.99%	1M LIBOR+59	Mar-2041	4,379	4,411	4,402
	3.00%	1M LIBOR+60	Apr-2031–Jun-2046	63,001	64,644	63,880
	3.10%	1M LIBOR+70	Dec-2040	2,190	2,196	2,204
	3.50%		Oct-2026–Jan-2048	200,663	205,792	206,986
	4.00%		May-2020–Jun-2048	146,115	151,020	152,492
	4.14%	12M LIBOR+153	Feb-2045	7,296	7,436	7,509
	4.20%	6M LIBOR+155	Nov-2033	1,435	1,435	1,477
	4.29%		Jul-2033	206	206	215
	4.43%	1Y UST+222	Jul-2033	1,107	1,110	1,166
	4.47%	1Y UST+222	Aug-2033	534	533	562
	4.48%	6M LIBOR+161	Aug-2033	142	142	147
	4.49%	12M LIBOR+156	Apr-2034	699	713	730
	4.50%		May-2024–Dec-2048	111,446	115,559	117,706
	4.52%		Aug-2033	794	793	836
	4.54%	12M LIBOR+167	Nov-2034	626	639	655
	4.63%	1Y UST+211	May-2033	345	346	363
	5.00%		Nov-2019–Apr-2041	11,392	11,725	12,342
	5.50%		May-2020–Jun-2038	5,392	5,409	5,982
	6.00%		Nov-2028–Nov-2037	3,800	3,815	4,331
	6.50%		Sep-2028–Jul-2036	610	623	692
	7.00%		Sep-2027–May-2032	736	736	837
	7.50%		Jan-2027–Sep-2031	264	264	294
	8.00%		Apr-2030–May-2031	48	49	49
				693,090	709,639	715,454

FANNIE MAE SECURITIES continued

			Maturity	Face	Amortized
	Interest Rate[5]		Date	Amount	Cost	Value
Multifamily	2.21%		Dec-2022	$ 29,255	$ 29,260	$ 29,432
	2.24%		Dec-2022	29,486	29,491	29,693
	2.26%		Nov-2022	6,147	6,154	6,195
	2.34%		Sep-2026	28,500	28,618	28,561
	2.38%		Jul-2026	21,840	21,869	21,945
	2.44%		Aug-2026	22,400	22,400	22,526
	2.46%		Aug-2026	25,830	25,838	25,619
	2.48%		Oct-2028	24,990	25,074	25,069
	2.49%		Dec-2026	16,324	16,359	16,537
	2.50%		Jun-2026	60,000	60,000	60,621
	2.50%		Jul-2026	37,680	37,745	37,954
	2.57%		Sep-2028	40,100	40,572	40,621
	2.70%		Nov-2025	15,540	15,554	15,956
	2.71%	1M LIBOR+28	Mar-2028	35,971	35,971	36,031
	2.72%	1M LIBOR+29	Feb-2028	30,420	30,427	30,473
	2.72%		Jul-2028	36,400	36,751	37,174
	2.74%	1M LIBOR+31	Mar-2028	38,275	38,289	38,340
	2.75%		Jul-2028	15,522	15,686	15,886
	2.77%	1M LIBOR+34	Dec-2024	60,000	60,006	60,036
	2.77%	1M LIBOR+34	Jan-2028	22,425	22,430	22,446
	2.78%	1M LIBOR+35	Dec-2027–Jan-2028	52,050	52,060	52,115
	2.80%		Apr-2025	15,714	15,858	15,867
	2.81%		Sep-2027	12,400	12,484	12,709
	2.83%	1M LIBOR+40	Sep-2028	26,082	26,086	26,133
	2.84%	1M LIBOR+40	Oct-2024	8,490	8,484	8,434
	2.85%		Mar-2022	33,000	33,000	33,654
	2.85%		Dec-2027	23,590	23,649	24,345
	2.85%	1M LIBOR+42	Aug-2027	35,483	35,491	35,525
	2.87%	1M LIBOR+44	May-2027	16,840	16,842	16,864
	2.87%		Oct-2027	9,425	9,522	9,699
	2.91%		Jun-2031	25,000	25,189	25,648
	2.92%		Jun-2027	69,940	70,047	72,192
	2.92%		Apr-2028	15,950	16,044	16,463
	2.94%		Jun-2027	29,000	29,046	29,796
	2.94%		Jul-2039	11,276	11,417	11,557

12

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019 (dollars in thousands; unaudited)

FANNIE MAE SECURITIES continued

			Face	Amortized
Interest Rate[5]		Maturity Date	Amount	Cost	Value
2.97%		May-2026–Nov-2032	$ 33,055	$ 33,452	$ 33,962
2.99%		Jun-2025	2,707	2,712	2,832
3.00%		May-2027–Mar-2028	16,003	16,032	16,655
3.01%	1M LIBOR+58	May-2029	25,000	25,015	25,015
3.02%		Jun-2027–Nov-2029	40,007	40,185	41,652
3.02%	1M LIBOR+58	Jun-2029	41,302	41,351	41,365
3.04%		Sep-2027	30,000	30,189	30,940
3.04%		Apr-2030	25,100	25,192	25,999
3.05%		Apr-2030	27,684	27,718	28,873
3.10%		Sep-2029	8,515	8,556	8,897
3.12%		Mar-2025–Apr-2030	26,180	26,311	26,759
3.14%		Apr-2029	7,889	7,911	8,296
3.15%		Jan-2027	20,183	20,212	21,225
3.17%		Jun-2029–Sep-2029	61,557	61,965	64,443
3.18%		Sep-2029–May-2035	22,179	22,510	22,937
3.20%		Oct-2027	10,367	10,425	10,962
3.21%		May-2030	6,960	7,074	7,302
3.24%		Aug-2027	9,386	9,516	9,741
3.25%		Nov-2027	10,361	10,419	10,995
3.26%		Jan-2027	7,470	7,493	7,923
3.29%	1M LIBOR+85	Jan-2023	8,044	8,042	8,077
3.31%		Oct-2027	15,921	16,076	16,957
3.32%		Apr-2029	20,080	20,183	21,194
3.33%		May-2026	11,085	11,139	11,791
3.34%		Dec-2029–Jan-2030	29,350	29,828	30,760
3.35%		Feb-2029	19,590	19,855	20,966
3.36%		Dec-2023–Oct-2029	42,415	43,952	45,232
3.40%		Oct-2026	2,951	2,965	3,142
3.41%		Sep-2023–Apr-2029	55,375	55,828	58,839
3.42%		Apr-2035	5,363	5,450	5,586
3.46%		Dec-2023–Apr-2031	16,221	16,330	17,436
3.54%		Oct-2021	6,882	6,885	7,092
3.61%		Sep-2023	6,320	6,345	6,714
3.63%		Jul-2035	21,986	22,021	23,436
3.65%		Apr-2031	9,700	9,829	10,609

FANNIE MAE SECURITIES continued

		Face	Amortized
Interest Rate[5]	Maturity Date	Amount	Cost	Value
3.66%	Oct-2023	$ 4,638	$ 4,659	$ 4,942
3.67%	Mar-2028	14,080	14,306	15,105
3.69%	Jun-2030	24,862	24,863	27,260
3.77%	Dec-2033	10,500	10,706	11,258
3.87%	Sep-2023	2,441	2,464	2,612
4.06%	Oct-2025	23,138	23,186	25,397
4.15%	Jun-2021	8,772	8,773	9,067
4.25%	May-2021	3,942	3,942	4,067
4.27%	Jan-2034	75,058	75,369	84,055
4.32%	Nov-2019	735	735	738
4.33%	Nov-2019 –Mar-2021	10,412	10,414	10,555
4.44%	May-2020	5,531	5,531	5,597
4.50%	Feb-2020	3,895	3,895	3,924
4.52%	May-2021	3,876	3,878	4,021
4.69%	Jan-2020–Jun-2035	12,880	12,896	13,043
4.71%	Mar-2021	5,436	5,438	5,630
4.73%	Feb-2021	1,432	1,432	1,481
5.15%	Oct-2022	1,164	1,166	1,222
5.25%	Jan-2020	6,258	6,259	6,324
5.29%	May-2022	4,837	4,837	5,199
5.30%	Aug-2029	5,080	5,023	5,844
5.60%	Jan-2024	9,273	9,273	9,875
5.69%	Jun-2041	4,516	4,626	5,203
5.75%	Jun-2041	2,191	2,253	2,526
5.91%	Mar-2037	1,737	1,764	1,891
5.96%	Jan-2029	303	303	307
6.15%	Jan-2023	3,395	3,395	3,433
6.23%	Sep-2034	1,179	1,208	1,204
6.38%	Jul-2021	4,757	4,758	5,032
7.20%	Aug-2029	671	666	680
7.75%	Dec-2024	965	965	976
8.40%	Jul-2023	212	211	214
		1,942,699	1,951,873	2,005,402
Total Fannie Mae Securities		$2,635,789	$2,661,512	$2,720,856

13

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June 30, 2019 (dollars in thousands; unaudited)

FREDDIE MAC SECURITIES (12.2% OF NET ASSETS)

			Face	Amortized
	Interest Rate[5]	Maturity Date	Amount	Cost	Value
Single Family	2.50%	Jan-2043–Aug-2046	$ 16,139	$ 16,361	$ 16,062
	2.69% 1M LIBOR+30	Feb-2036	846	846	844
	2.72% 1M LIBOR+33	May-2037	79	79	78
	2.74% 1M LIBOR+35	Apr-2036–Mar-2045	23,038	23,054	22,858
	2.79% 1M LIBOR+40	Aug-2043	4,314	4,312	4,294
	2.87% 1M LIBOR+48	Oct-2040	3,458	3,456	3,458
	2.89% 1M LIBOR+50	Oct-2040–Jun-2044	30,696	30,709	30,725
	2.94% 1M LIBOR+55	Nov-2040	4,109	4,145	4,122
	3.00%	Aug-2042 –Sep-2046	65,762	67,204	66,856
	3.06% 1M LIBOR+67	Aug-2037	3,483	3,521	3,509
	3.50%	Jan-2026–Oct-2046	162,824	166,918	168,249
	4.00%	Aug-2020–Aug-2047	147,923	154,095	154,428
	4.00%	Sep-2045	27,161	28,367	28,354
	4.50%	Jan-2038–Dec-2044	45,004	47,028	48,148
	4.52% 12M LIBOR+177	Jul-2035	117	117	123
	4.60% 1Y UST+223	Oct-2033	405	403	426
	4.72% 1Y UST+222	Jun-2033	191	191	201
	5.00%	Nov-2019–Mar-2041	5,439	5,456	5,850
	5.50%	May-2020–Jul-2038	2,992	2,982	3,333
	6.00%	Jul-2021–Feb-2038	4,292	4,335	4,888
	6.50%	Apr-2028–Nov-2037	620	626	716
	7.00%	Apr-2028–Mar-2030	49	46	57
	7.50%	Aug-2029–Apr-2031	47	45	53
	8.00%	Dec-2029	1	1	1
	8.50%	Jul-2024 –Jan-2025	55	55	60
	9.00%	Mar-2025	29	29	32
			549,073	564,381	567,725
Multifamily	2.76% 1M LIBOR+33	Sep-2024	18,632	18,632	18,594
	2.85% 1M LIBOR+42	May-2027	15,314	15,313	15,278
	2.96% 1M LIBOR+53	Jan-2029	15,000	15,000	15,005
	3.08% 1M LIBOR+65	Jan-2023	4,208	4,208	4,210

FREDDIE MAC SECURITIES continued

			Face	Amortized
Interest Rate[5]		Maturity Date	Amount	Cost	Value
3.13%	1M LIBOR+70	Sep-2022	$7,114	$ 7,110	$ 7,120
3.28%		Dec-2029	16,684	16,993	17,710
3.34%		Dec-2029	9,797	10,022	10,450
3.35%		Oct-2033	33,450	33,266	34,796
3.38%		Apr-2030	14,447	14,823	15,470
3.48%		Jun-2030	18,856	19,489	20,362
3.50%		Jan-2026	18,000	18,160	19,104
3.60%		Apr-2030	25,804	26,894	28,110
3.68%		Oct-2025	10,000	10,214	10,700
			207,306	210,124	216,909
Total Freddie Mac Securities			$756,379	$774,505	$784,634

14

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June 30, 2019 (dollars in thousands; unaudited)

STATE HOUSING FINANCE AGENCY SECURITIES (4.7% OF NET ASSETS)

		Interest Rates[1]			Unfunded		Amortized
	Issuer	Permanent	Construction	Maturity Date	Commitments[2]	Face Amount	Cost	Value
Multifamily	Connecticut Housing Finance Auth[6]	—	3.25%	Nov-2019	$1,265	$ 21,235	$ 21,196	$ 21,175
	NYC Housing Development Corp	2.95%	—	Nov-2045	—	5,000	5,000	5,235
	NYC Housing Development Corp	3.10%	—	Oct-2046	—	24,451	24,451	24,275
	NYC Housing Development Corp	3.25%	—	Nov-2049	—	12,000	12,000	12,038
	Connecticut Housing Finance Auth	3.25%	—	May-2050	—	12,500	12,385	12,374
	NYC Housing Development Corp	3.35%	—	Nov-2054	—	20,000	20,000	20,064
	NYC Housing Development Corp	3.45%	—	May-2059	—	20,000	20,000	20,057
	NYC Housing Development Corp	3.75%	—	May-2035	—	4,405	4,405	4,569
	Mass Housing[6]	3.85%	—	Dec-2058	—	9,895	9,892	9,903
	NYC Housing Development Corp	3.95%	—	Nov-2043	—	15,000	15,000	15,721
	NYC Housing Development Corp	4.00%	—	Dec-2028–Nov-2048	—	15,000	15,103	15,777
	MassHousing	4.04%	—	Nov-2032	—	1,305	1,305	1,338
	MassHousing	4.13%	—	Dec-2036	—	5,000	5,000	5,218
	NYC Housing Development Corp	4.13%	—	Nov-2053	—	10,000	10,000	10,619
	NYC Housing Development Corp	4.20%	—	Dec-2039	—	8,305	8,305	8,605
	NYC Housing Development Corp	4.25%	—	Nov-2025	—	1,150	1,150	1,160
	NYC Housing Development Corp	4.29%	—	Nov-2037	—	1,190	1,190	1,222
	Chicago Housing Authority	4.36%	—	Jan-2038	—	25,000	25,000	27,426
	NYC Housing Development Corp	4.44%	—	Nov-2041	—	1,120	1,120	1,152
	NYC Housing Development Corp	4.49%	—	Nov-2044	—	455	455	467
	NYC Housing Development Corp	4.50%	—	Nov-2030	—	1,680	1,682	1,698
	MassHousing	4.50%	—	Jun-2056	—	45,000	45,000	46,468
	NYC Housing Development Corp	4.60%	—	Nov-2030	—	4,665	4,665	4,709
	NYC Housing Development Corp	4.70%	—	Nov-2035	—	1,685	1,685	1,705
	NYC Housing Development Corp	4.78%	—	Aug-2026	—	12,500	12,502	12,930
	NYC Housing Development Corp	4.80%	—	Nov-2040	—	2,860	2,862	2,892
	NYC Housing Development Corp	4.90%	—	Nov-2041	—	3,800	3,800	3,840
	NYC Housing Development Corp	4.95%	—	Nov-2043–May-2047	—	7,800	7,802	7,894
Total State Housing Finance Agency Securities					$1,265	$293,001	$292,955	$300,531

15

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019 (dollars in thousands; unaudited)

OTHER MULTIFAMILY INVESTMENTS (0.2% OF NET ASSETS)

	Interest Rates[1]		Maturity	Face	Amortized
Issuer	Permanent	Construction	Date	Amount	Cost	Value
Privately Insured Construction/Permanent Mortgages[7]
IL Housing Development Authority	5.40%	—	Mar-2047	$ 7,897	$ 7,900	$ 7,880
IL Housing Development Authority	6.20%	—	Dec-2047	3,008	3,017	2,998
IL Housing Development Authority	6.40%	—	Nov-2048	912	922	909
Total Other Multifamily Investments				$11,817	$11,839	$11,787

COMMERCIAL MORTGAGE-BACKED SECURITIES (1.9% OF NET ASSETS)

		Maturity	Face	Amortized
Issuer	Interest Rate	Date	Amount	Cost	Value
Nomura	2.77%	Dec-2045	$ 10,000	$ 10,148	$ 10,167
Nomura	3.19%	Mar-2046	20,000	20,355	20,578
JP Morgan	3.48%	Jun-2045	10,000	10,421	10,234
Citigroup	3.62%	Jul-2047	8,000	8,193	8,457
Barclays/JP Morgan	3.81%	Jul-2047	2,250	2,304	2,386
RBS/Wells Fargo	3.82%	Aug-2050	5,000	5,125	5,307
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,121	5,321
Barclays/JP Morgan	4.00%	Apr-2047	5,000	5,121	5,332
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,483	21,356
Barclays/JP Morgan	4.08%	Feb-2047	6,825	7,144	7,302
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,167	7,536
Deutsche Bank	5.00%	Nov-2046	18,990	19,407	19,527
Total Commercial Mortgage Backed Securities			$118,065	$120,989	$123,503

16

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019 (dollars in thousands; unaudited)

UNITED STATES TREASURY SECURITIES (4.3% OF NET ASSETS)

	Maturity	Face	Amortized
Interest Rate	Date	Amount	Cost	Value
1.63%	May-2026	$ 10,000	$ 10,067	$ 9,841
2.13%	May-2025	15,000	14,898	15,253
2.25%	Nov-2024	30,000	30,505	30,696
2.25%	Nov-2025	5,000	5,079	5,120
2.38%	Aug-2024	50,000	50,314	51,457
2.38%	May-2029	60,000	61,571	62,006
2.63%	Feb-2029	65,000	67,024	68,546
2.88%	Aug-2028	10,000	9,826	10,747
3.13%	Nov-2028	20,000	20,469	21,937
Total United States Treasury Securities		$ 265,000	$ 269,753	$ 275,603

Total Fixed-Income Investments		$6,074,653	$6,150,197	$6,295,344

EQUITY INVESTMENT IN WHOLLY-OWNED SUBSIDIARY (LESS THAN 0.01% OF NET ASSETS)

Issuer	Amount of Dividends or Interest	Face Amount (Cost)	Value
HIT Advisers[8] (Level 3)	$ —	$1	$(395)
Total Equity Investment	$ —	$1	$(395)

SHORT-TERM INVESTMENTS (2.5% OF NET ASSETS)

		Maturity	Face	Amortized
Issuer	Interest Rate	Date	Amount	Cost	Value
Commercial Paper
Halkin Finance, LLC	2.38%[9]	Jul-2019	$ 40,000	$ 40,000	$ 40,000
Institution Secured Funding, LLC	2.50%[9]	Jul-2019	40,000	40,000	40,000

Blackrock Federal Funds	2.35%[10]	Jul-2019	83,656	83,656	83,656
Total Short-Term Investments			$ 163,656	$ 163,656	$ 163,656

Total Investments			$6,238,310	$6,313,854	$6,458,605

17

SCHEDULE OF PORTFOLIO INVESTMENTS continued

June 30, 2019

FOOTNOTES

1.	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.
2.	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $297.5 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.
3.	Federally tax-exempt bonds collateralized by Ginnie Mae securities.
4.	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
5.	For floating and variable rate securities, the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.
6.	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.
7.	Loans insured by Ambac Assurance Corporation are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.
8.	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s Valuation Committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisers and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.
9.	Rate indicated is the effective yield at the time of purchase.
10.	Rate indicated is the annualized 1-day yield as of June 30, 2019.

KEY TO ABBREVIATIONS

M	Month

Y	Year

LIBOR	London Interbank Offered Rate

UST	U.S. Treasury

18

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019 (Dollars in thousands; unaudited)

Investment income		$93,869

Expenses
	Non-officer salaries and fringe benefits	4,109
	Officer salaries and fringe benefits	2,787
	Investment management	668
	Marketing and sales promotion (12b-1)	489
	Consulting fees	282
	Legal fees	262
	Auditing, tax and accounting fees	256
	Insurance	202
	Trustee expenses	21
	Rental expenses	575
	General expenses	870
	Total expenses	10,521

Net investment income		83,348

Net realized and unrealized gains (losses) on investments
	Net realized gains (losses) on investments	4,669
	Net change in unrealized appreciation (depreciation) on investments	269,141
	Net realized and unrealized gains (losses) on investments	273,810

Net increase (decrease) in net assets resulting from operations		$357,158

See accompanying Notes to Financial Statements (unaudited).

19

STATEMENT OF CHANGES IN NET ASSETS
(Dollars in thousands)

Increase (decrease) in net assets from operations		Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
	Net investment income	$83,348	$160,964
	Net realized gains (losses) on investments	4,669	2,077
	Net change in unrealized appreciation (depreciation) on investments	269,141	(158,325)
	Net increase in net assets resulting from operations	357,158	4,716

Decrease in net assets from distributions
	Distributions to participants or reinvested	(87,911)	(169,064)

Increase (decrease) in net assets from unit transactions
	Proceeds from the sale of units of participation	247,504	99,566
	Dividend reinvestment of units of participation	79,147	151,449
	Payments for redemption of units of participation	(64,583)	(396,442)
	Net increase (decrease) from unit transactions	262,068	(145,427)

Total increase (decrease) in net assets		531,315	(309,775)

Net assets
	Beginning of period	$5,889,450	$6,199,225
	End of period	$6,420,765	$5,889,450

Unit information
	Units sold	220,559	91,811
	Distributions reinvested	71,273	139,684
	Units redeemed	(57,736)	(365,943)
	Increase (decrease) in units outstanding	234,096	(134,448)

See accompanying Notes to Financial Statements (unaudited).

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations, and other funds that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information, and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information, and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes, and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans, and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type, and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on June 30, 2019, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are

21

NOTES TO FINANCIAL STATEMENTS continued

based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of June 30, 2019:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$139,932	$—	$139,932
FHA Construction Securities	—	10,137	—	10,137
Ginnie Mae Securities	—	1,511,552	—	1,511,552
Ginnie Mae Construction Securities	—	391,059	—	391,059
Fannie Mae Securities	—	2,720,856	—	2,720,856
Freddie Mac Securities	—	784,634	—	784,634
Commercial Mortgage-Backed Securities	—	123,503	—	123,503
State Housing Finance Agency Securities	—	300,531	—	300,531
Other Multifamily Investments	—	11,787	—	11,787
United States Treasury Securities	—	275,603	—	275,603
Equity Investments	—	—	(395)	(395)
Short-Term Investments	163,656	—	—	163,656
Other Financial Instruments*	—	25,750	—	25,750
Total	$163,656	$6,295,344	$(395)	$6,458,605

*	If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2019:

	Investments in Securities
(dollars in thousands)	Other Multifamily Investments	Equity Investment	Total
Beginning Balance, 12/31/2018	$4,867	$(367)	$4,500
Paydown/Settlements	(5,411)	—	(5,411)
Total Unrealized Gain (Loss)*	544	(28)	516
Ending Balance, 6/30/2019	$—	$(395)	$(395)

*	Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2019 totaled $(28,000) and is included on the accompanying Statement of Operations.

For the six months ended June 30, 2019, there were no transfers in levels.

Level 3 securities consists of an investment in a wholly owned subsidiary that is fair valued in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

22

NOTES TO FINANCIAL STATEMENTS continued

The HIT files U.S. federal, state, and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 90% of distributed income for the six months ended June 30, 2019.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2019, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the six months ended June 30, 2019, the HIT incurred approximately $489,000, or 0.01% of its average monthly net assets, in 12b-1 expenses.

NOTE 2. INVESTMENT RISK

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

NOTE 3. TRANSACTIONS WITH RELATED ENTITIES

HIT ADVISERS

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

23

NOTES TO FINANCIAL STATEMENTS continued

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of June 30, 2019, HIT Advisers had no assets under management.

A rollforward of advances to HIT Advisers by the HIT is included in the table below:

Advances to HIT Advisers by HIT	(dollars in thousands)
Beginning Balance, 12/31/2018	$808
Advances in 2019	52
Repayment by HIT Advisers LLC in 2019	(50)
Ending Balance, 6/30/2019	$810

BUILDING AMERICA

Building America, a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to BACDE by HIT	(dollars in thousands)
Beginning Balance, 12/31/2018	$64
Advances in 2019	559
Repayment by BACDE in 2019	(557)
Ending Balance, 6/30/2019	$66

Summarized financial information on a consolidated basis for HIT Advisers and Building America is included in the table below:

(dollars in thousands)
As of June 30, 2019
Assets	$737
Liabilities	$1,132
Equity	$(395)
For the six months ended June 30, 2019
Income	$674
Expenses	(671)
Tax Expenses	(12)
Net Income (Loss)	$(9)

NOTE 4. LEASES

In February 2016, the FASB issued Accounting Standards Update (“ASU”) ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). ASU 2016-02 is intended to improve financial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases that extend more than twelve months on the balance sheet. This accounting update also requires additional disclosures surrounding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018 for public business entities.

The HIT adopted ASU No. 2016-02 with prospective application and elected the package of practical expedients permitted in Topic 842. As a result of the adoption of the new lease accounting guidance, the HIT recognized on January 1, 2019 (a) a lease liability of approximately $2,328,000 which represents the present value of the remaining lease payments of approximately $2,424,000 discounted using the HIT’s incremental borrowing rate of 3.73%, and (b) a right-of-use (ROU) asset of approximately $2,093,000. This standard did not have a material impact on the HIT statement of assets and liabilities and had no impact on the HIT’s operating results. The most significant impact was the recognition of ROU assets and lease obligations.

24

NOTES TO FINANCIAL STATEMENTS continued

The HIT determines if an arrangement is a lease at inception. Leases are included in ROU assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2019	$1,846	$247	$2,093
Addition of ROU Asset	—	32	32
Reduction/Amortization of ROU Asset	$(515)	$(39)	$(554)
ROU Asset, 6/30/2019	$1,331	$240	$1,571

Lease Liability, 1/1/2019	$2,081	$247	$2,328

Addition of Lease Liability	—	32	32

Lease Payments Made	$(604)	$(42)	$(646)
Imputed Interest	26	5	31
Reduction of Lease Liability	$(578)	$(37)	$(615)
Lease Liability, 6/30/2019	$1,503	$242	$1,745

Lease Expense	$(541)	$(44)	$(585)
Weighted Average Discount Rate	3.73%	3.68%
Weighted Average Remaining Term (Years)	1.4	2.7

NOTE 5. COMMITMENTS

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2019, the HIT had outstanding unfunded purchase commitments of approximately $297.5 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of June 30, 2019, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.1 billion.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30 2019, were $547.5 million and $114.4 million, respectively.

NOTE 7. INCOME TAXES

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences of $4.6 million as of June 30, 2019 to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2019.

At June 30, 2019, the cost of investments for federal income tax purposes was $6,313,854,000, which approximated book cost at amortized cost. Net unrealized gain aggregated $144,751,000 at period-end, of which $159,067,000 related to appreciated investments and $14,316,000 related to depreciated investments.

NOTE 8. RETIREMENT AND DEFERRED COMPENSATION PLANS

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a.	Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b.	If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

25

NOTES TO FINANCIAL STATEMENTS continued

c.	If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the six months ended June 30, 2019, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of June 30, 2019 is for the 2017 Plan year ended at June 30, 2018. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2017 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2019 Contributions	$938,131
2019 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	03/31/2022

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2017[1]

1. The 2017 plan year ended at June 30, 2018.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2019.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2019, the HIT matched dollar for dollar the first $6,200 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2019, was approximately $287,000.

NOTE 9. LOAN FACILITY

The HIT has a $15 million uncommitted loan facility that expires on June 8, 2020. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility and had no outstanding balance under the facility for the six months ended June 30, 2019. No compensating balances are required.

NOTE 10. CONTRACT OBLIGATIONS

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

NOTE 11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. This new standard shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018. The HIT has adopted this pronouncement and has determined there is no material impact on its financial statements.

26

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios

	Six Months Ended	Year Ended December 31,
	June 30, 2019
Per share data	(unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$1,087.85	$1,117.32	$1,113.29	$1,121.13	$1,140.10	$1,107.45

Income from investment operations:
Net investment income*	15.21	29.25	27.36	27.46	29.41	32.48
Net realized and unrealized gains (losses) on investments	49.82	(27.99)	7.58	(5.33)	(16.43)	34.38
Total income (loss) from investment operations	65.03	1.26	34.94	22.13	12.98	66.86
Less distributions from:
Net investment income	(16.05)	(30.73)	(30.23)	(29.97)	(31.95)	(34.21)
Net realized gains on investments	—	—	(0.68)	—	—	—
Total distributions	(16.05)	(30.73)	(30.91)	(29.97)	(31.95)	(34.21)

Net asset value, end of period	$1,136.83	$1,087.85	$1,117.32	$1,113.29	$1,121.13	$1,140.10

Total return	6.02%	0.16%	3.17%	1.94%	1.13%	6.10%

Net assets, end of period (in thousands)	$6,420,765	$5,889,450	$6,199,225	$5,790,753	$5,455,282	$4,859,337

Ratios/supplemental data**
Ratio of expenses to average net assets	0.35%	0.42%	0.40%	0.41%	0.43%	0.43%
Ratio of net investment income to average net assets	2.7%	2.7%	2.4%	2.4%	2.6%	2.9%
Portfolio turnover rate	18.0%	15.3%	24.6%	20.3%	18.9%	18.3%

*The average shares outstanding method has been applied for this per share information.

**Percentage amounts have been annualized.

See accompanying Notes to Financial Statements (unaudited).

27

BOARD OF TRUSTEES

*Executive Committee Member

Helen R. Kanovsky* Chair General Counsel and Senior Vice President, Mortgage Bankers Association	Vincent Alvarez President, New York City Central Labor Council	James Boland President, International Union of Bricklayers & Allied Craftworkers	Kenneth W. Cooper International Secretary-Treasurer, International Brotherhood of Electrical Workers
David B. Durkee International President, Bakery, Confectionery, Tobacco Workers and Grain Millers’ International Union	Sean McGarvey President, North America’s Building Trades Unions	Kenneth Rigmaiden* General President, International Union of Painters & Allied Trades for the United States and Canada	Liz Shuler* Secretary-Treasurer, AFL-CIO
Richard L. Trumka* President, AFL-CIO	Bridget Gainer Cook County Commissioner and Vice President of Global Affairs, Aon	The Honorable Jack F. Quinn, Jr.* Senior Advisor for Public & Community Relations, Barclay Damon	Jamie S. Rubin North American CEO, Meridiam Infrastructure
Deidre L. Schmidt President & CEO, CommonBond Communities	Tony Stanley* Director, TransCon Builders, Inc.	Harry W. Thompson Consultant, Harry Thompson Associates	William C. Thompson, Jr. Senior Managing Director/Chief Administrative Officer, Siebert, Cisneros, Shank & Co., LLC

OFFICERS

Chang Suh, CFA Chief Executive Officer/Co-Chief Portfolio Manager	Thalia B. Lankin Chief Operating Officer	Erica Khatchadourian Chief Financial Officer	Nicholas C. Milano General Counsel
Lesyllee White Chief Marketing Officer	Michael Cook, CFA, FRM Co-Chief Portfolio Manager	Theodore S. Chandler Managing Director, Regional Operations	Christopher Kaiser, CFA Chief Compliance Officer and Deputy General Counsel
Harpreet Singh Peleg, CFA Controller

SERVICE PROVIDERS

Independent Registered Public Accounting Firm Ernst & Young LLP Tysons, Virginia	Corporate Counsel Dechert LLP Washington, D.C.	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, Delaware	Custodian Bank of New York Mellon New York, New York

28

ARNING
IGH
GE

Investors should consider the HIT's investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT's website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc. Estimates are calculated using HIT and Building America project data and are in 2018 dollars.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Avenue, NW | Suite 200 | Washington, D.C. 20037 | 202-331-8055

www.aflcio-hit.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Registrant, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Registrant is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Not applicable for semi-annual reports.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not applicable.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:

/s/ Chang Suh

Chang Suh

Chief Executive Officer

Date: September 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh

Chang Suh

Chief Executive Officer

(Principal Executive Officer)

AFL-CIO Housing Investment Trust

Date: September 4, 2019

/s/ Erica Khatchadourian

Erica Khatchadourian,

Chief Financial Officer

(Principal Financial Officer)

AFL-CIO Housing Investment Trust

Date: September 4, 2019